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                          Stock Purchase Plan (1993)
                                      of
                              Hooper Holmes, Inc.


                                 (as Amended)
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     This document constitutes part of a prospectus covering securities that have been registered under the Securities Act of 1933.

                          Stock Purchase Plan (1993)

                                      of

                              Hooper Holmes, Inc.
                                 (as Amended)

1. Purpose of the Plan:

     The purpose of the Stock Purchase Plan (1993) as amended (the "Plan") is to provide employment incentive and to encourage stock ownership by employees of Hooper Holmes, Inc. (hereinafter called the "Corporation") and employees of certain of its subsidiaries in order to increase their proprietary interest in the Corporation's success. The Plan is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and to comply with the requirements of 17 CFR 240.16b-3 ("Rule 16b-3") for exemptive relief under
Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

2. Administration of the Plan:

     The Plan shall be administered by a committee of the Board of Directors appointed for such purpose (the "Committee"), provided that, no member of the Committee shall have (a) been granted or awarded equity securities pursuant to the Plan or any other plan of the Corporation or any of its affiliates (except as may be otherwise permitted under Rule 16b-3(c)(2)(i), or successor rule, to continue to be deemed as a disinterested person) during the one-year period prior to appointment to the Committee or (b) failed to wave the right, if any, to participate in the Plan. The Committee shall have full power and authority to construe and interpret the Plan and may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. Decisions of the Committee shall be final, conclusive and binding upon all parties, including the Corporation, its stockholders and its employees.

     The Committee may determine from time to time in its sole discretion that the Corporation shall offer to enter into agreements hereunder ("Agreements") with all the eligible employees, provided, however, that it shall be under no obligation to do so.

3. Participation in the Plan:

     The individuals who shall be eligible to receive grants of purchase rights under the Plan shall be all the employees of the Corporation or of any subsidiary of the Corporation designated by the Committee as a Participating Subsidiary in the Plan, except employees who, on the date as of which purchase rights are granted under the Plan (the "Grant Date" in respect of each purchase right), have less than one year of continuous employment with the Corporation and/or a Participating Subsidiary immediately prior thereto; provided, however, that an Agreement will be entered into with an employee of a Participating Subsidiary only if such Agreement will, under the applicable provisions of the Code as then in effect, qualify for the same tax treatment as would be accorded if such employee was then an employee of the Corporation; and further provided, that no individual shall be eligible to enter into an Agreement under the Plan if immediately thereafter and after giving effect thereto, the aggregate value or voting power of all shares of stock of the Corporation and any Subsidiary (as defined below) then owned by such individual, either directly or indirectly, within the meaning of the applicable sections of the Code and including all shares of stock with respect to which such individual holds options, would equal or exceed in the aggregate 5% of the total value or combined voting power of all classes of stock of any corporation in an unbroken chain of corporations beginning with the Corporation (including the Corporation), in which each corporation other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations of such chain (all corporations other than the Corporation in such chain herein called

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"Subsidiaries" or individually a "Subsidiary"). Notwithstanding the foregoing, no individual shall be permitted or denied participation in the plan contrary to the requirements of Section 423 (or successor section) of the Code and the regulations thereunder,

     For purposes of determining whether or not an employee of the Corporation or a Participating Subsidiary has met the one year employment requirement set forth above, employment by a corporation all or substantially all of the assets of which have been acquired by the Corporation or a Participating Subsidiary or employment by a corporation which has been merged with or into the Corporation or a participating Subsidiary shall be considered as employment by the Corporation or a Participating Subsidiary.

4. Stock:

     The stock subject to the Agreements shall be, in the discretion of the Committee, either authorized but unissued shares of the common stock of the Corporation ("Common Stock") or shares of Common Stock held in the treasury of the Corporation or any Subsidiary, including shares purchased in the open market or otherwise. Subject to adjustment in accordance with the provisions of Section 6(i) hereof, the total number of shares of Common Stock which may be sold under the Plan shall not exceed in the aggregate 250,000 shares.

     In the event that any Agreement for any reason expires or is terminated and the shares of Common Stock which are the subject thereof are not purchased, such unpurchased shares of Common Stock may again be subject to Agreements.

5. Number of Shares Which an Employee May Purchase:

     From time to time, the Committee shall announce an offering of Common Stock pursuant to the Plan and terms and conditions under which eligible employees may enter into Agreements for the purchase of the Common Stock so offered. Each Agreement shall provide that an employee may elect to purchase pursuant to the terms of the Agreement a number of shares of Common Stock determined by the Committee but in no event greater than the number of shares of Common Stock with a fair market value (determined as provided in Section 6(b)) on the Grant Date, equal to 10% of the employee's aggregate compensation, as reported for such employee on form W-2 for the previous calendar year by the Corporation, the Participating Subsidiaries or any corporation, the employment by which pursuant to Section 3 hereof, will be considered to be employment by the Corporation or a Participating Subsidiary. In the event employees enter into Agreements to purchase more than the maximum number of shares to be offered, the number of shares subject to the Agreements shall be reduced proportionately.

     Notwithstanding the foregoing provisions of the Plan no individual may elect to purchase under Agreements in any single calendar year, a number of shares of Common Stock which, together with all other shares in the Corporation and Subsidiaries which the employee may be entitled to purchase in such year pursuant to an Agreement and under any other employee stock purchase plan, as defined in Section 423 of the Code, has an aggregate fair market value (measured in each case on the Grant Date) in excess of $25,000.

6. Terms and Conditions of Agreements:

     (a)  General:

     The Agreements shall be in such form as the Committee shall from time to time approve, and shall contain such terms and conditions as the Committee shall prescribe not inconsistent with the Plan.

     (b)  Purchase Price:

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     The purchase price per share shall be 95% of the fair market value of a share of Common Stock based on the closing price as reported on the American Stock Exchange on the Grant Date.

     (c)  Payment of Purchase Price:

     Each Agreement shall prescribe the method or methods pursuant to which the purchase price of shares shall be paid by the employee. Funds received or held by the Corporation or any Participating Subsidiary shall be deposited into a segregated custodial account controlled by the Corporation. Upon final payment of the purchase price, or upon termination of an employee's Agreement, interest will be paid to the employee on his payments under the Plan. Interest so paid will be in an amount equal to the pro rata amount that the Corporation realizes by investing and reinvesting all of the deposits in the custodial account in short term interest bearing accounts, certificates of deposit, U.S. government securities, money market funds, or other similar investments; provided, however, that the Corporation shall not be liable for the failure to maximize the yield on any such investment.

     (d)  Term of Agreements:

     Each Agreement shall be dated as of the Grant Date and shall have a stated term of 13 months from such date.

     (e)  Date on which Shares Must be Purchased:

     Each Agreement shall provide that, subject to earlier termination pursuant to Section 6(g) hereof, any shares to be purchased thereunder must be purchased on the last day (hereinafter called the "Purchase Date") of the stated term of the Agreement.

     (f)  Employee's Purchase Directions:

     Each Agreement shall provide that the employee on the Purchase Date shall purchase all of the shares covered by such Agreement unless the employee shall, to the extent and in the manner permitted by the Agreement, notify the Secretary of the Corporation, or such other persons specified in the Agreement, that the employee does not desire to purchase such shares.

     (g)  Termination by Employee of his Agreement:

     An employee who has entered into an Agreement may, to the extent permitted by the Agreement, terminate the employee's Agreement in its entirety by written notice of such termination delivered in the manner and within the time period set forth in the Agreement to the Secretary of the Corporation, or to such other person or persons as may be specified in the employee's Agreement. If there are any funds, including interest (determined in accordance with Section 6(c) hereof), then on deposit pursuant to the Agreement, such funds shall be paid to the employee.

     (h)  Termination of Employment and Change in Control:

     Each Agreement shall specify the applicable rules in respect of the effect of the death, retirement or other termination of employment of the employee and the effect, if any, of a change in control of the Corporation.

     (i)  Adjustments:

     In the event that the Committee shall determine that any stock dividend, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Common Stock, or other similar corporate event affects the Common Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under the

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Plan, then the Committee shall, in its sole discretion, and in such manner as the Committee may deem equitable and consistent with the requirements of the New York Business Corporation Law, Section 423 of the Code and Rule 16b-3 (or any successor law, section or rule thereof), adjust any or all of (1) the number and kind of shares which thereafter may be made the subject of Agreements under the Plan, (2) the number and kind of shares subject to outstanding Agreements and
(3) the purchase price with respect to any of the foregoing and/or, if deemed appropriate, make provision for a cash payment to a person who has an outstanding Agreement provided, however, that the number of shares subject to any Agreement shall always be a whole number.

     (j)  Assignability:

     No rights hereunder shall be assignable or transferable except by will or by the laws of descent and distribution. During the lifetime of an employee who is a party to an Agreement, the shares which are covered by such Agreement may be purchased only by the employee.

     (k)  Employee's Agreement:

     If, at the time of the execution of an Agreement for the purchase of shares under the Plan, in the opinion of counsel for the Corporation, it is necessary or desirable, in order to comply with any applicable laws or regulations relating to the sale of securities, that the employee purchasing such shares shall agree that such employee will purchase such shares for investment and not with any present intention to resell the same, the employee will, upon the request of the Corporation, execute and deliver to the Corporation an agreement to such effect. The Corporation may also require that a legend setting forth such investment intention be stamped or otherwise written on the certificates for shares purchased pursuant to the Plan.

     (1)  Rights as a Shareholder:

     An employee who is a party to an Agreement shall have no rights as a shareholder with respect to shares covered by such Agreement until the date of the issuance of the shares to the employee. No adjustment will be made for dividends or other rights for which the record date is prior to the date of such issuance.

7. Term of Plan:

     The plan shall be subject to approval by stockholders in accordance with the New York Business Corporation Law, Section 423 of the Code, and any agreements entered into prior to such approval shall terminate immediately prior to the Purchase Date if such approval has not yet been attained. No Agreement shall be entered into after December 31, 2003.

8. Amendments:

     The Board of Directors may from time to time alter, amend, suspend, or terminate the Plan or alter, amend, suspend or terminate any and all Agreements; provided, however, that no such action of the Board of Directors may, without the approval of the shareholders, make any amendment for which shareholder approval is necessary to comply with any tax or regulatory requirement, including for this purpose any approval requirement which is a prerequisite for exemptive relief under Section 16(b) of the Securities Exchange Act.

9. Application of Funds:

     The proceeds received by the Corporation from the sale of Common Stock pursuant to an Agreement shall be used for general corporate purposes.

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10. No Obligation to Purchase Shares:

     Entering into an Agreement shall impose no obligation upon an employee to purchase any shares covered by such Agreement, except as expressly set forth in the Agreement.

11. Automatic Termination:

     Except as otherwise determined by the Committee, each Agreement will automatically terminate if on the last business day before the Purchase Date the closing price for Common Stock as reported on the American Stock Exchange is 10% or more below the purchase price.

12. Governing Law:

     This Plan and all Agreements shall be construed in accordance with and governed by the law of the State of New York, without giving effect to any conflict of laws rule or principle that might require the application of the law of another jurisdiction.

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